UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2006

                              SiVault Systems, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        0-30711                                            98-0209119
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(Commission File Number)                       (IRS Employer Identification No.)

 500 Fifth Avenue NY, NY                                     10110
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(Address of Principal Executive Offices)                   (Zip Code)

                                  602-504-5170
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               Registrant's telephone number, including area code

             2665 NORTH FIRST STREET, SUITE 300, SAN JOSE, CA 95134
         -------------------------------------------------------------
         (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

      ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Effective February 13, 2006, the Registrant entered into a Product Technology and License Agreement (the "Agreement") with Hypercom Corporation, a corporation engaged in the design, manufacture and sale of electronic payment solutions worldwide (NYSE: HYC).

      Pursuant to the Agreement, SiVault has granted Hypercom a perpetual, worldwide, non-exclusive license to demonstrate, market and distribute to its customers, distributors, resellers and other end-users SiVault's products and services, including SiPay, Sipay, Mobile SiSign, SiSeal, ReceiptCity and all related software.

      In addition, SiVault has granted to Hypercom a perpetual, worldwide, non-exclusive license to use, copy, modify and create derivative works based on certain SiVault technology, including technology pertinent to distributed security systems, payment methods, identify establishing services and processing payments via short message service, as disclosed in U.S. Patent Applications 09/930,029, 60/650,856, 60/618,443 and 60,681,902 respectively.

      The initial term of the Agreement is for one year, and the Agreement is automatically renewable thereafter for one-year terms, unless terminated in writing three months prior to expiration of the original term, or any renewed terms. The Agreement provides for the payment of licensing fee of 30% of the portion of the transaction fee that pertains to SiVault's products and derivative works for each transaction and 30% of licensing fees generated by sublicensing SiVault's products.

      ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements

            Not Applicable.

      (b)   Pro Forma Financial Information

            Not Applicable.

      (c)   Exhibits:

            99.1 Product and  Technology  License  Agreement  dated February 13,
            2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SIVAULT SYSTEMS, INC.


                                                     /s/ John Mahoney
                                                     -----------------------
                                                     John Mahoney
                                                     Chief Executive Officer


Date:  February 15, 2006